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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 10549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
CORILLIAN CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

April 6, 2001

Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Corillian Corporation (the "Company").

Place:	RiverPlace Hotel 1510 Southwest Harbor Way Portland, Oregon
Date:	Tuesday, May 8, 2001
Time:	10:00 a.m. local time

    The Notice of the Annual Meeting and Proxy Statement accompany this letter. The Proxy Statement describes the business to be transacted at the meeting and provides other information concerning the Company.

    The principal business to be transacted at the Annual Meeting will be election of directors, amendment of the 2000 Stock Incentive Compensation Plan to increase the number of shares of common stock authorized to be issued, amendment of the 2000 Employee Stock Purchase Plan to increase the number of shares of common stock authorized to be issued and ratification of the appointment of KPMG LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001. The Board of Directors recommends that shareholders vote for election of the nominated directors, amendment of the 2000 Stock Incentive Compensation Plan, amendment of the 2000 Employee Stock Purchase Plan and ratification of KPMG LLP as the Company's independent public accountants.

    We know that many of our shareholders will be unable to attend the Annual Meeting. Proxies are therefore solicited so that each shareholder has an opportunity to vote on all matters that are scheduled to come before the meeting. Whether or not you plan to attend the Annual Meeting, we hope that you will have your stock represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

Sincerely,

Vice Chairman and Chief Executive Officer

IMPORTANT

    A proxy card is enclosed herewith. All shareholders are urged to complete and mail the proxy card promptly. The enclosed envelope for return of the proxy card requires no postage. Any shareholder attending the Annual Meeting may personally vote on all matters that are considered, in which event the signed proxy will be revoked.

IT IS IMPORTANT THAT YOUR STOCK BE VOTED

CORILLIAN CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 8, 2001

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Corillian Corporation, an Oregon corporation (the "Company"), will be held on Tuesday, May 8, 2001 at 10:00 a.m. local time, at the RiverPlace Hotel, located at 1510 Southwest Harbor Way, Portland, Oregon:

  1.
  To elect three (3) directors to the Company's Board of Directors.

  2.
  To amend the Company's 2000 Stock Incentive Compensation Plan to increase the number of shares authorized to be issued pursuant to the plan from 4,000,000 to 5,000,000.

  3.
  To amend the Company's 2000 Employee Stock Purchase Plan to increase the number of shares of common stock authorized to be issued pursuant to the plan from 333,333 to 400,000.

  4.
  To ratify the appointment of KPMG LLP as independent public accountants for the fiscal year ending December 31, 2001.

  5.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on March 16, 2001, will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

    ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT THAT YOU SHOULD ATTEND THE ANNUAL MEETING.

By Order of the Board of Directors

Chief Financial Officer and Secretary

Portland, Oregon
April 6, 2001

PROXY STATEMENT FOR 2001 ANNUAL MEETING OF
SHAREHOLDERS

GENERAL

    This proxy statement and the enclosed form of proxy are being mailed on or about April 6, 2001, to shareholders of Corillian Corporation, an Oregon corporation, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of shareholders to be held on May 8, 2001, at 10:00 a.m. local time, at the RiverPlace Hotel, located at 1510 Southwest Harbor Way, Portland, Oregon, and any adjournment thereof (the "Annual Meeting"). Our principal executive offices are located at 3400 NW John Olsen Place, Hillsboro, Oregon 97124.

Revocability of Proxies

    A shareholder giving a proxy has the power to revoke that proxy at any time before it is exercised by filing with our Secretary an instrument of revocation, or a duly exercised proxy bearing a later date, or by personally attending and voting at the Annual Meeting.

Record Date and Outstanding Shares

    Only shareholders of record at the close of business on March 16, 2001 (the "Record Date") will be entitled to vote at the meeting. At the close of business on the Record Date, there were 34,425,952 shares of our common stock outstanding.

Quorum and Voting

    Each share of our common stock entitles the holder thereof to one vote. Under Oregon law, action may be taken on a matter submitted to shareholders only if a quorum exists with respect to such matter. A majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum.

    If a quorum is present, a nominee for election to the Board of Directors will be elected by a plurality of the votes cast by shares entitled to vote at the Annual Meeting. For all other matters, action will be approved if the votes cast in favor of the action exceed the votes cast opposing the action.

    Shares represented by a properly executed proxy will be voted in accordance with the shareholder's instructions, if given. If no instructions are given, shares will be voted "FOR" (i) the election of the nominees for directors named herein, (ii) amending the 2000 Stock Incentive Compensation Plan to increase the number of shares of common stock authorized to be issued pursuant to the plan from 4,000,000 to 5,000,000, (iii) amending the 2000 Employee Stock Purchase Plan to increase the number of shares of common stock authorized to be issued pursuant to the plan from 333,333 to 400,000, (iv) the ratification of the selection of KPMG LLP as our independent public accountants for fiscal year 2001 and (v) the recommendations of management on any other matters properly brought before the Annual Meeting. The Board of Directors knows of no other matters to be presented for action at the meeting.

    Proxies that expressly indicate an abstention as to a particular proposal and broker non-votes will be counted for purposes of determining whether a quorum exists at the Annual Meeting, but will not be counted for any purposes in determining whether a proposal is approved and have no effect on the determination of whether a plurality exists with respect to a given nominee. Proxies and ballots will be received and tabulated by Mellon Investor Services LLP, the Company's transfer agent.

Solicitation of Proxies

    This solicitation is being made on behalf of and the cost of soliciting proxies will be borne by us. In addition to solicitation by mail, certain of our directors, officers, and regular employees may solicit proxies personally or by telephone or other means without additional compensation. Brokers, nominees and fiduciaries will be reimbursed in accordance with customary practice for expenses incurred in obtaining proxies or authorizations from the beneficial shareholders. Your cooperation in promptly completing, signing, dating and returning the enclosed proxy card will help avoid additional expense.

PROPOSAL 1:  ELECTION OF DIRECTORS

    The Board of Directors is divided into three classes. The terms of the directors in each class expire at the annual meeting of shareholders in the years listed on the chart below. Each director was last elected to the Board of Directors at the 2000 annual meeting of shareholders, except for: Andrew White, who was appointed to the Board of Directors in May 2000 to fill a vacancy created by the resignation of Kirk Wright; John McCoy, who was appointed to the Board of Directors in June 2000; and Alex Hart, who was appointed to the Board of Directors in January 2001. Robert Huret has resigned as a Class 1 director of the Board of Directors, effective at the Annual Meeting, and we have nominated Mr. Hart as a Class 1 director to fill Mr. Huret's vacancy. If Mr. Hart is elected as a Class 1 director, he will cease being a Class 3 director.

Class 1 Directors	Class 2 Directors	Class 3 Directors
2001	2002	2003
Andrew Ian White	Ravi Mohan	Ted F. Spooner
Robert G. Barrett	Edmund P. Jensen	Jay N. Whipple III
Robert Huret	John B. McCoy	Alex P. Hart

    The Board of Directors has nominated Messrs. White, Barrett and Hart for election as directors in Class 1, to serve for three-year terms and until their successors are elected and qualified, unless they shall earlier resign, become disqualified or disabled or shall otherwise be removed.

    The Board of Directors recommends that the shareholders vote "FOR" the election of all nominees.

    Although the Board of Directors anticipates that all nominees will be available to serve as directors of Corillian, if any of them do not accept the nomination, or otherwise are unwilling or unable to serve, the proxies will be voted for the election of a substitute nominee or nominees designated by the Board of Directors.

Board and Nominee Biographical Information

    Set forth below are the ages, as of the Record Date, and certain biographical information for each director and nominee.

    John B. McCoy, age 57, has served as our Chairman of the Board since June 2000. Mr. McCoy was Chairman from November 1999 and Chief Executive Officer from October 1998 of Bank One Corporation until his retirement in December 1999. Mr. McCoy served as Chairman and Chief Executive Officer of Banc One Corporation from 1987 to 1998. He serves as a Director of SBC Communications Inc., Cardinal Health, Inc. and Federal Home Loan Mortgage Corporation.

    Ted F. Spooner, age 43, founded Corillian and has served as our Chief Executive Officer since our inception in April 1997 and as our Vice Chairman of the Board since January 2001. From April 1997 to June 2000, Mr. Spooner served as our Chairman of the Board, and from May 2000 to January 2001, he served as our President. From September 1995 to April 1997, he served as Senior Vice President of Internet Services for CheckFree Corporation, a financial transaction processing company. Mr. Spooner was the founder of Interactive Solutions Corporation, a developer of financial services software, and served as its Chief Executive Officer from October 1994 until it was acquired by CheckFree in September 1995. Mr. Spooner holds a B.S. degree in Business Administration from Portland State University.

    Andrew Ian White, age 39, has served as our Chief Operating Officer and as a director since May 2000 and served as our Executive Vice President, Global Sales and Business Development from November 1999 to May 2000. From August 1998 to November 1999, he was Vice President, Marketing and Business Development of SageMaker, Inc., an enterprise portal company. From March 1992 to August 1998, Mr. White served as Vice President and Business Manager, Open Systems at Reuters America Inc., a business information and software company. Mr. White is a graduate of the Royal Military Academy at Sandhurst, United Kingdom.

    Alex Hart, age 38, has served as President since January 2001 and served as Executive Vice President of Corporate Development from April 2000 to January 2001. From January 1999 to April 2000, he was Vice President of Business Development for TransPoint, a joint venture among Microsoft, First Data Corporation and Citigroup. From October 1997 to January 1999, he was Business Development Manager for the Microsoft Internet Finance Server Toolkit at Microsoft Corporation. From February 1996 to September 1997, he was Vice President of Product Management and Strategic Alliances at CheckFree Corporation. Mr. Hart served in various capacities for NationsBank Corporation from February 1987 to February 1996. Mr. Hart holds a degree in American and East Asian History from Harvard College.

    Robert G. Barrett, age 56, has served as a director of Corillian since April 1999. Mr. Barrett is a founding partner of Veracity Capital Partners. He was a founding partner of Battery Ventures, and was a partner at Battery Ventures from 1984 to 2000. Mr. Barrett serves on the boards of Brooktrout Technology, Inc., Interspeed, Inc. and Peerless Corporation. Mr. Barrett holds a B.A. degree in History from Harvard College and an M.B.A. degree from the Harvard Business School.

    Robert Huret, age 56, has served as a director of Corillian since October 1999. Since July 1998, he has been a managing member of Financial Technology Ventures. He serves as Vice Chairman of Newell Associates, a money management firm. Since November 1984, Mr. Huret has served as Chairman of Huret, Rothenberg & Co., a merchant banking firm. Mr. Huret holds a B.S. degree in Industrial and Labor Relations from Cornell University and an M.B.A. degree from the Harvard Business School. Mr. Huret is resigning as a Corillian director, effective at the Annual Meeting.

    Edmund P. Jensen, age 63, has served as a director of Corillian since November 1999. From January 1994 to January 1999, he served as President and CEO of Visa International. Mr. Jensen holds a B.A. degree in Finance from the University of Washington.

    Ravi Mohan, age 34, has served as a director of Corillian since April 1999. Since September 1996, he has been a principal at Battery Ventures. He is a member of the board of SupplierMarket.com, a business-to-business Internet commerce website company. During 1995, Mr. Mohan was an associate with McKinsey & Company, a consulting firm, where he assisted consumer packaged goods companies in developing sales and marketing strategies for clients. Mr. Mohan holds a B.S. degree in Operations Research and Industrial Engineering from Cornell University and an M.B.A. degree from the University of Michigan Business School.

    Jay N. Whipple III, age 44, has served as a director of Corillian since November 1997. Since November 1997, Mr. Whipple has served as President of J.N. Whipple, Inc., a money management firm, and as Chairman of Osprey Partners, LLP, a software services company. From May 1996 to November 1997, he was Executive Vice President and Vice-Chairman of CheckFree Corporation. From November 1978 to May 1996, Mr. Whipple served as President of Security APL, Inc., a provider of software and services for portfolio accounting and performance measurement. Mr. Whipple holds a B.A. degree in Economics from Yale University and an M.B.A. degree from the University of Chicago Business School.

Board Meetings and Committees

    During 2000, there were 12 meetings of the Board of Directors. Each director during 2000 attended more than 75% of the aggregate number of Board of Directors' meetings and meetings of Board committees of which he was a member.

    The Board of Directors has a standing Audit Committee, consisting of Messrs. Mohan, Whipple and Jensen. The Audit Committee held 3 meetings during 2000.

    The Board of Directors has a standing Compensation Committee currently consisting of Messrs. Barrett, Whipple, Huret and Spooner. Executive officers who are also directors of Corillian do not participate in decisions affecting their own compensation. The Compensation Committee held 3 meetings during 2000.

    The Board of Directors does not have a Nominating Committee or any other committee that performs a similar function.

Compensation of Directors

    During 2000, nonemployee directors did not receive compensation for serving as directors, except for reimbursement of reasonable expenses incurred in attending board and committee meetings. In the past, we have granted options to purchase common stock to nonemployee directors. When John B. McCoy joined our board of directors as Chairman, we granted him an option to purchase 540,000 shares for $19.25 per share. This option vests over four years. In January 2001, we granted an option to purchase 100,000 shares of common stock to Mr. McCoy. This option has an exercise price per share of $12.50 and vests in two equal annual installments, beginning January 31, 2002. No employee director receives additional compensation for his or her service as a director.

Compensation Committee Interlocks and Insider Participation

    The members of the Compensation Committee during 2000 were Messrs. Barrett, Whipple, Huret and Spooner. Mr. Spooner is our Chief Executive Officer. Messrs. Barrett, Huret and Whipple have at no time been officers or employees of Corillian. Mr. Barrett was a partner of Battery Ventures, a holder of more than 5% of our stock. We have issued and sold shares of stock to Battery Ventures in two private placement transactions, as previously reported.

Family Relationships

    There are no family relationships between any director, executive officer or person nominated or chosen to be a director or executive officer, and any other director, executive officer or person nominated or chosen to become a director or executive officer of Corillian.

Executive Officers

    Set forth below are the ages, as of the Record Date, and certain biographical information for the executive officers of Corillian.

Name	Age	Position
Ted F. Spooner(1)	43	Vice Chairman and Chief Executive Officer
Alex P. Hart	38	President
Andrew Ian White	39	Chief Operating Officer
Steven Sipowicz	48	Chief Financial Officer and Secretary

(1)
For information regarding Messrs. Spooner, Hart and Wright, see "Board and Nominee Biographical Information."

    Steve Sipowicz has served as our Chief Financial Officer since November 1999 and our Secretary since January 2000. From October 1997 to November 1999, Mr. Sipowicz served as Chief Financial Officer of F.I.C.S. Group, N.V., a financial software and services company. From October 1996 to September 1997, he was Vice President, Finance and Administration and Chief Financial Officer of Intrinsa Corporation, a development tools company. From April 1993 to September 1996, he served as Vice President, Finance and Chief Financial Officer of Integrated Systems, Inc., an operating system software company. Mr. Sipowicz holds a B.S. degree in Chemistry from Bristol University (U.K.) and an M.B.A. degree from Santa Clara University.

    There are no arrangements or understandings pursuant to which any person has been appointed as an executive officer of Corillian. We have no employment contracts with any of our executive officers other than Alex P. Hart.

Executive Compensation

    The following table sets forth the compensation we paid for 2000 and 1999 to our Chief Executive Officer and our other four most highly compensated executive officers (collectively, the "Named Executive Officers").

Summary Compensation Table

					Long-Term Compensation Awards
		Annual Compensation
					Securities Underlying Options	All Other Compensation
Name and Principal Position	Year	Salary		Bonus(1)
Ted F. Spooner Vice Chairman & CEO	2000 1999	$234,000 185,730		$74,221 63,100	— 100,000	6,833 1,314	(2) (3)
Alex P. Hart(4) President	2000	118,269		19,108	166,667	—
Andrew White Chief Operating Officer	2000 1999	200,460 19,627	(6)	71,710 —	800,000 —	91,848 —	(5)
Steven Sipowicz Chief Financial Officer and Secretary	2000 1999	150,000 18,750	(8)	32,544 —	— 273,333	10,068 8,863	(7) (9)
Matt Cone Former Chief Marketing Officer	2000 1999	140,000 58,333		44,044 15,000	— 466,667	12,039 5,983	(10) (11)

(1)
Cash bonuses are paid to our executive officers based upon their individual contributions to Corillian and our overall performance. Bonuses for a given quarter are paid during the following quarter.

(2)
Consists of $2,273 in 401(k) matching contributions and $4,560 of life insurance premiums paid by us.

(3)
Consists of $1,136 in 401(k) matching contributions and $178 of life insurance premiums paid by us.

(4)
Mr. Hart joined us in April 2000.

(5)
Consists of $2,214 in 401(k) matching contributions, $14,634 of relocation expenses paid on behalf of Mr. White by us and $75,000 in sales commissions.

(6)
Mr. White joined us in November 1999.

(7)
Consists of $4,418 in 401(k) matching contributions and $5,650 of relocation expenses paid on behalf of Mr. Sipowicz by us.

(8)
Mr. Sipowicz joined us in November 1999.

(9)
Consists of $8,863 of relocation expenses paid on behalf of Mr. Sipowicz by us.

(10)
Consists of $2,259 in 401(k) matching contributions and $9,780 of automobile expenses paid on behalf of Mr. Cone by us.

(11)
Consists of $1,500 in 401(k) matching contributions and $4,483 of automobile expenses paid on behalf of Mr. Cone by us.

Option Grants

    The following table sets forth information with respect to grants of stock options to the Named Executive Officers during 2000.

Option Grants in 2000

	Number of Shares Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Year				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
			Exercise Price per Share		Expiration Date
Name						0%	5%	10%
Alex P. Hart	166,667	4.2%	$3.77	(2)	3/20/10	705,001	2,171,864	3,458,330
Andrew Ian White	800,000	20.2%	10.00	(3)	8/1/10	—	13,031,157	20,749,940

(1)
Options may terminate before their expiration dates if the optionee's status as an employee or director is terminated.

(2)
The exercise price of Mr. Hart's options was less than the fair value of the common stock on the grant date ($8.00), as determined by our Board of Directors. These option shares vest in equal annual installments over four years.

(3)
Based on the closing price of the common stock as reported on The Nasdaq National Market on the grant date. These option shares vest over four years, with one-fourth vesting after the first year and the remaining option shares ratably vesting quarterly over the remaining three years.

(4)
This column shows the hypothetical gains or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future common stock prices.

Aggregate Option Exercises and Year-End Option Values

    The following table sets forth certain information regarding exercises of stock options during 2000 by the Named Executive Officers and the year-end value of options held by such individuals.

Aggregate Option Exercises in 2000 and Year-End Option Values

			Number of Shares Underlying Unexercised Options at December 31, 2000
					Value of Unexercised In-the-Money Options at December 31, 2000(1)
	Shares Acquired On Exercise
		Value Realized
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Ted F. Spooner	None	—	183,334	16,666	$2,086,341	$189,659
Alex P. Hart	None	—	62,500	104,167	514,375	857,294
Andrew Ian White	None	—	68,334	1,004,999	717,507	3,752,490
Steven Sipowicz	68,333	$155,117	68,334	136,666	717,507	1,434,993
Matt Cone	125,000	$691,003	63,890	186,110	698,345	2,091,654

(1)
Calculated based on the difference between the option exercise price and the closing price of our common stock on December 29, 2000 ($12.00 per share), the last trading day of 2000. The potential values have not been, and may never be, realized. The underlying options have not been, and may never be, exercised. Actual gains, if any, on exercise will depend on the value of our common stock on the date of exercise.

Compensation Committee Report on Executive Compensation

Compensation Committee

    The Compensation Committee of the Board of Directors consists of Messrs. Barrett, Whipple, Huret and Spooner. Mr. Barrett is the Chairman of the Compensation Committee. Pursuant to authority delegated by the Board of Directors, the Compensation Committee approves compensation of executive officers, including the Chief Executive Officer. The Compensation Committee is also responsible for reviewing and approving executive compensation programs and administering our stock incentive and executive compensation plans. The Compensation Committee also provides advice on a broad range of human resources issues including best practices in the areas of benefits, staffing, succession planning and general compensation.

Compensation Policy

    The Compensation Committee believes that Corillian's total executive compensation programs should be related to corporate performance. We have developed a total compensation strategy that ties a significant portion of executive compensation to achievement of pre-established financial results. The primary objectives of the Compensation Committee are to:

  •
  Attract and retain talented executives;

  •
  Motivate executives to achieve long-term business strategies while achieving near-term financial targets; and

  •
  Align executive performance with Corillian's strategic and tactical goals.

    We have base pay and bonus programs for our executive officers, as well as a 401(k) plan. These programs are designed to offer compensation that is competitive with compensation offered by companies of similar size and complexity within the software industry. The Compensation Committee uses comparative information from a group of companies in the software industry, particularly the

Internet-based financial services software industry, for establishing executive compensation, general compensation structures and Corillian performance goals.

Base Salaries

    Base salaries for the Chief Executive Officer and other executive officers are initially determined by evaluating the responsibilities of the position and the experience of the individual, and by reference to the competitive marketplace for corporate executives. This includes a comparison of base salary and total compensation for comparable positions at other companies.

    Annual salary adjustments are considered and determined by evaluating Corillian's performance and each executive officer, and also take into account any new responsibilities. The Compensation Committee, when appropriate, also considers non-financial performance measures that focus attention on improvement in management processes.

Executive Bonus Plan

    Our executive officers participate in an executive bonus plan, which is a quarterly cash incentive compensation plan. Corillian's performance objectives and each executive officer's personal objectives are established and approved by the Compensation Committee in the first quarter of the fiscal year. Performance measures have established quarterly targets that determine the amount of cash payment under the plan.

    The executive bonus plan for fiscal 2000 provided for quarterly bonuses based on Corillian's revenue and gross margin and other operational metrics selected by the Compensation Committee. Each participant was assigned a percentage, which represented the percent of base salary that would be received under the plan if the plan criterion was met. The Chief Executive Officer and other executive officers received quarterly bonuses under this plan in each of the fiscal quarters during 2000. In total the Chief Executive Officer and other executive officers received between 80% and 90% of their targeted fiscal year 2000 bonus.

Stock Options

    All of our employees, including executive officers, are eligible to participate in our 2000 Stock Incentive Compensation Plan. All option grants are approved by the Compensation Committee, except that our President may approve option grants so long as the number of shares subject to the options granted to a particular individual do not exceed 30,000 in any twelve-month period. Guidelines for the number of options granted have been established and are reviewed periodically to ensure competitiveness. Actual grants are based on individual performance and contribution to our strategic success.

                      Compensation Committee Report Submitted By:

                      Robert G. Barrett, Chairman
                      Jay N. Whipple III
                      Robert Huret
                      Ted F. Spooner

Audit Committee Report

Audit Committee

    The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee consists of Messrs. Whipple, Jensen and Mohan. Mr. Whipple is the Chairman of the Audit Committee. All of the members of the Audit Committee are able to read and understand financial statements and have experience in finance and accounting that provide them with financial sophistication. Messrs. Whipple and Jensen are both independent directors, but Mr. Mohan may be deemed to not be an independent director under NASD Rule 4200(15)(d) because he is employed by Battery Ventures, an affiliate of the Company. While this member does not meet the definition of independence of NASD Rule 4200(15)(d), the Board of Directors has determined in its business judgment that Mr. Mohan's membership on the audit committee is required by the best interests of the company and its shareholders.

Duties and Responsibilities

    The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Appendix A. Pursuant to authority delegated by the Board of Directors and the written charter of the Audit Committee, the Audit Committee

  •
  recommends the selection, retention or replacement of our independent auditor, and ensures the independence of the auditor through an analysis of written statements delineating all relationships between the auditor and Corillian and by engaging in dialogue with the auditor regarding any relationships that may impact the objectivity and independence of the auditor;

  •
  reviews the scope and results of the annual independent audit of the books and records of Corillian;

  •
  reviews the adequacy of internal accounting, financial and operating controls;

  •
  reviews procedures to ensure compliance with applicable financial reporting requirements of government agencies; and

  •
  performs such other duties as the Board of Directors deems appropriate.

    In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the December 31, 2000 financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

Fiscal 2000 Audit

    Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Corillian's Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

                      Audit Committee Report Submitted By:

                      Jay N. Whipple III, Chairman
                      Edmund P. Jensen
                      Ravi Mohan

Fees Billed to the Company by KPMG LLP during Fiscal 2000

  Audit Fees

    Fees billed to us by KPMG LLP for the 2000 fiscal year annual audit of its financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2000, and for review of the financial statements included in our fiscal year 2000 Quarterly Reports on Form 10-Q totaled approximately $134,800.

  Financial Information Systems Design and Implementation Fees

    KPMG LLP did not perform any financial information systems design or implementation services for us during fiscal year 2000.

  All Other Fees

    Fees billed to us by KPMG LLP for all other non-audit services rendered to us, including tax related services and initial public offering costs, totaled approximately $486,200.

Employment, Change in Control and Severance Agreements

    In January 2001, we entered into an employment agreement with Alex P. Hart to serve as President. The term of the agreement is two years. Mr. Hart's base compensation is $235,000 per year for the term of the agreement. He also received a signing bonus of $75,000 in January 2001, and we agreed to pay his relocation expenses in moving from Bellevue, Washington to Portland, Oregon. Mr. Hart may be terminated without cause or for cause, disability or death. If Mr. Hart is terminated without cause during the term of the agreement, he is entitled to exercise 50% of the then unvested portion of the stock option granted to him in January 2001. Mr. Hart has the right to terminate his employment if Mr. Spooner is no longer Chief Executive Officer and Mr. Hart is not made Chief Executive Officer. If Mr. Hart terminates his employment for this reason, he is entitled to receive one year's base salary and may exercise 50% of the then unvested portion of the stock option granted to him in January 2001. Pursuant to Mr. Hart's agreement, we extended a $300,000 short-term loan to him to assist him in purchasing a house in Portland, Oregon while he was in the process of selling his house in Bellevue, Washington. The loan is interest-free and is secured by all assets of Mr. Hart.

    In November 2001 and in connection with our acquisition of Hatcher Associates, Inc., which we renamed Corillian Services, Inc., we entered into an employment agreement with David Hatcher to serve as President of Corillian Services and Senior Vice President of Corillian. His base compensation is $250,000 per year. Mr. Hatcher may be terminated without cause or for cause, disability or death. If Mr. Hatcher is terminated without cause during the term of the agreement, he is entitled to receive the lesser of one year of his base salary or his base salary for the remaining term of the agreement.

    In November 2001 and in connection with our acquisition of Corillian Services, Inc., we entered into severance agreements with 5 officers of Corillian Services, Inc. Each of these agreements provide that if, before November 24, 2001, we terminate the employee for any reason other than cause or the employee terminates his employment for good reason, the employee will be entitled to receive one half of his base salary as severance. Examples of good reason include a reduction in compensation or title.

Related Party Transactions

    In January 2001, we granted an option to purchase 240,000 shares of common stock to Alex P. Hart. This option has an exercise price per share of $12.50 and vests in three equal annual installments, beginning January 23, 2002.

COMPARISON OF TOTAL CUMULATIVE SHAREHOLDER RETURN

    The graph below compares the cumulative total shareholder return on our common stock with the cumulative total return on the Nasdaq Composite U.S. Index and a peer group of companies in the our industry over the period indicated, assuming the investment of $100 on April 12, 2000, the date of our initial public offering, and reinvestment of any dividends. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

Total Shareholder Return

    The selected peer group consists of S1 Corporation, Digital Insight, Online Resources and Communications, Intellidata and Netzee. Such companies have been selected for the peer group on the basis of, among other factors, the similarity of their business to our business and their market capitalization relative to our market capitalization.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

    The following table contains information about the beneficial ownership of our common stock as of March 16, 2001 for

  •
  each person who beneficially owns more than 5% of our common stock;

  •
  our chief executive officer and each of the executive officers named in the summary compensation table; and

  •
  all of our executive officers and directors as a group.

    Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and except for community property laws where applicable, the persons named in the following table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The percentage of beneficial ownership before the offering is based on 34,425,952 shares of common stock outstanding as of March 16, 2001.

Name and Address	Beneficially Owned	Percentage of Shares Outstanding
Battery Ventures(1) 901 Mariners Island Boulevard, Suite 475 San Mateo, California 94404	9,803,962	28.5%
Ted F. Spooner(2)	2,971,189	8.6
Jay N. Whipple III(3) 135 South LaSalle Street, Suite 2412 Chicago, Illinois 60603	1,653,063	4.8
Robert C. Barrett(4) c/o Veracity Partners	9,810,629	28.5
Ravi Mohan(5) c/o Battery Ventures 901 Mariners Island Boulevard, Suite 475 San Mateo, California 94404	9,810,629	28.5
Andrew Ian White(6)	310,142	*
Matt Cone(7)	330,566	*
Robert Huret(8) c/o Financial Technology Ventures 601 California Street, Suite 2200 San Francisco, California 94018	200,980	*
Steven Sipowicz(9)	173,787	*
Alex P. Hart(10)	87,504	*
Edmund P. Jensen(11)	14,333	*
John B. McCoy	1,000	*
All directors and executive officers as a group (11 persons)(12)	15,559,860	44.1%

*
Represents beneficial ownership of less than 1%.

(1)
Consists of 8,385,452 shares held by Battery Ventures V, L.P.; 1,225,495 shares held by Battery Ventures Convergence Fund, L.P.; and 193,015 shares held by Battery Investment Partners V, LLC.

(2)
Includes 200,000 shares subject to options exercisable within 60 days of April 6, 2001. 2,766,667 of these shares are owned by Mr. Spooner in his capacity as sole trustee of the Ted F. Spooner Trust Agreement, dated January 21, 2000, and any amendments thereto.

(3)
Includes 13,333 shares subject to options exercisable within 60 days of April 6, 2001.

(4)
Consists of 6,667 shares subject to options exercisable within 60 days of April 6, 2001; 8,385,452 shares held by Battery Ventures V, L.P.; 1,225,495 shares held by Battery Ventures Convergence Fund, L.P.; and 193,015 shares held by Battery Investment Partners V, LLC. Mr. Barrett disclaims beneficial ownership of all of these shares, except to the extent of his pecuniary interests.

(5)
Consists of 6,667 shares subject to options exercisable within 60 days of April 6, 2001; 8,385,452 shares held by Battery Ventures V, L.P.; 1,225,495 shares held by Battery Ventures Convergence Fund, L.P.; and 193,015 shares held by Battery Investment Partners V, LLC. Mr. Mohan disclaims beneficial ownership of all of these shares, except to the extent of his pecuniary interests.

(6)
Includes 302,501 shares subject to options exercisable within 60 days of April 6, 2001.

(7)
Includes 111,112 shares subject to options exercisable within 60 days of April 6, 2001.

(8)
Consists of 2,517 shares held by Mr. Huret directly, 269 shares held by Huret Family Partners, 6,667 shares subject to options exercisable within 60 days of April 6, 2001, and 191,527 shares held by Financial Technology Management, L.L.C., of which Mr. Huret is a managing member. Mr. Huret disclaims beneficial ownership of all shares held by Financial Technology Ventures, except to the extent of his pecuniary interests.

(9)
Includes 102,501 shares subject to options exercisable within 60 days of April 6, 2001.

(10)
Includes 83,334 shares subject to options exercisable within 60 days of April 6, 2001.

(11)
Includes 13,333 shares subject to options exercisable within 60 days of April 6, 2001.

(12)
Includes 846,115 shares subject to options exercisable within 60 days of April 6, 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors and executive officers and any persons who beneficially own more than 10 percent of our common stock to report their initial ownership of common stock and any subsequent changes in that ownership to the Securities and Exchange Commission (the "SEC"). Specific due dates for such reports have been established. Persons subject to the Section 16(a) reporting requirements are required to furnish the Company copies of all Section 16(a) reports they file with the SEC. To our knowledge, based solely on a review of copies of such reports furnished to us and representations that no other reports are required, all Section 16(a) filing requirements applicable to such reporting persons have been complied with since we became subject to the Exchange Act provisions in April 2000, except that Matt Cone inadvertently filed a late report for a transaction completed in April 2000.

PROPOSAL 2:  INCREASE IN NUMBER OF SHARES SUBJECT TO THE 2000 STOCK INCENTIVE COMPENSATION PLAN FROM 4,000,000 TO 5,000,000

    In January 2001, the Board of Directors, at the recommendation of the Compensation Committee, approved amending our 2000 stock incentive compensation plan to increase the number of shares of common stock reserved for issuance under the plan from 4,000,000 to 5,000,000. As of March 16, 2001, we had 366,048 shares of common stock available for future stock option grants under this plan.

2000 Stock Incentive Compensation Plan

    Our 2000 stock incentive compensation plan enhances long-term shareholder value by offering opportunities to our employees, directors, officers, consultants, agents, advisors and independent contractors to participate in our growth and success, to encourage them to remain in our service and to own our stock. The 2000 stock incentive compensation plan permits both option and stock grants. We have reserved the following shares of common stock for the 2000 stock incentive compensation plan:

  •
  4,000,000 shares; plus

  •
  any shares returned to the 1997 stock option plan upon termination of options other than terminations due to exercise or settlement of such options; plus

  •
  an automatic annual increase, to be added on the first day of our fiscal year beginning in 2002, equal to the lesser of 400,000 shares or 1% of the adjusted average common shares outstanding as used to calculate fully diluted earnings per share as reported to our shareholders in our annual report for the preceding year.

    The plan administrator will make proportional adjustments to the aggregate number of shares issuable under the 2000 stock incentive compensation plan and to outstanding awards in the event of stock splits or other capital adjustments.

Stock Option Grants

    The compensation committee serves as the plan administrator of the 2000 stock incentive compensation plan. The plan administrator selects individuals to receive options and specifies the terms and conditions of each option granted, including:

  •
  the exercise price;

  •
  the vesting provisions; and

  •
  the option term.

    The exercise price must not be less than the fair market value of the common stock on the date of the grant for incentive stock options.

    Unless otherwise provided by the plan administrator, options granted under the 2000 stock incentive compensation plan vest over a four-year period, and generally will expire on the earliest of:

  •
  ten years from the date of grant;

  •
  one year after the optionee's retirement, death or disability;

  •
  notice to the optionee of termination of employment or service for cause; and

  •
  three months after other terminations of employment or service.

Stock Awards

    The plan administrator is authorized under the 2000 stock incentive compensation plan to issue shares of common stock to eligible participants with terms, conditions and restrictions established by the plan administrator in its sole discretion. Restrictions may be based on continuous service or the achievement of performance goals. Holders of restricted stock are shareholders of Corillian and have, subject to established restrictions, all the rights of shareholders with respect to such shares.

Corporate Transactions

    In the event of a corporate transaction, such as a merger or sale, each outstanding option to purchase shares under the 2000 stock incentive compensation plan may be assumed or an equivalent option substituted by the buyer. If the successor corporation does not assume or provide an equivalent substitute for the option, the option terminates, but the optionee has the right to exercise the vested and unvested portion of the option immediately before the corporate transaction. Some option agreements may call for accelerated vesting in the event of a corporate transaction even if the successor corporation assumes the option or provides an equivalent substitute for the option if the employee is terminated by the successor corporation within one year after the transaction or if the employee terminates his or her employment with the successor corporation within one year after the transaction for specified reasons, such as a reduction in compensation or title. In addition, the plan administrator has discretion to accelerate the vesting of options in the event of a corporate transaction.

Termination of the Plan

    Unless terminated sooner by the Board of Directors, the 2000 stock incentive compensation plan will terminate ten years from the date of its approval by the board of directors.

    The Board of Directors recommends that the shareholders vote "FOR" the amendment to the 2000 Stock Incentive Compensation Plan to increase the number of shares of common stock subject to the plan from 4,000,000 to 5,000,000.

PROPOSAL 3:  INCREASE IN NUMBER OF SHARES SUBJECT TO THE 2000 EMPLOYEE STOCK PURCHASE PLAN FROM 333,333 TO 400,000

    In January 2001, the Board of Directors, at the recommendation of the Compensation Committee, approved amending our 2000 employee stock purchase plan to increase the number of shares of common stock reserved for issuance under the plan from 333,333 to 400,000. As of March 16, 2001, we had 138,201 shares of common stock available for purchase under this plan.

2000 Employee Stock Purchase Plan

    Our 2000 employee stock purchase plan is an employee benefit program that allows eligible employees to purchase shares of our common stock at a discount from fair market value.

Eligibility

    All employees are eligible if they typically work over 20 hours per week and do not own 5 percent or more of our voting stock.

Level of Participation

    Funds are accrued for purchases through payroll deductions of not more than 15% of an employee's regular cash compensation. No employee may purchase common stock worth more than $25,000 in any calendar year, valued as of the first day of each offering period described below, or more than 3,333 shares of common stock during a single purchase period as described below.

Offering Periods and Purchase Periods

    The first offering period commenced on April 12, 2000 and ends on January 31, 2002. Subsequent offering periods commence on February 1 and August 1 each year and will have a 24 month duration. Each offering period consists of four consecutive purchase periods of six months' duration, except that the last date of the first purchase period was July 31, 2000.

Purchases

    Participants purchase common stock on the last day of each purchase period. The purchase price will be the lesser of 85% of the fair market value of the common stock on the first day of an offering period and 85% of the fair market value of the common stock on the purchase date, except that the purchase price for the first offering period is equal to the lesser of $8.00 (our initial public offering price per share) and 85% of the fair market value of the common stock on the purchase date.

Number of Shares

    We have reserved the following shares of common stock for the 2000 employee stock purchase plan:

  •
  333,333 shares; plus

  •
  an annual increase to be added on the first day of our fiscal year beginning in 2002 equal to the least of:

  •
  333,333 shares;

  •
  2% of the adjusted average common shares outstanding as used to calculate fully diluted earnings per share as reported to our shareholders in our annual report for the preceding year; and

  •
  a lesser amount determined by the board of directors.

    The plan administrator will make proportional adjustments to the aggregate number of shares issuable under the 2000 employee stock purchase plan and to outstanding awards in the event of stock splits or other capital adjustments.

Corporate Transaction

    In the event of a corporate transaction, such as a merger or sale, the 2000 employee stock purchase plan provides that each outstanding option to purchase shares will be assumed or an equivalent option substituted by the successor corporation. If the successor corporation refuses to assume or provide an equivalent substitute, the offering period then in progress will be shortened by setting a new purchase date before the date the corporate transaction is to be effective. In the event of a proposed liquidation or dissolution of Corillian, the offering period then in progress will be shortened by setting a new purchase date before the date of the proposed liquidation or dissolution.

Termination of the Plan

    Unless terminated sooner by the Board of Directors, the 2000 employee stock purchase plan will terminate ten years from the date of its approval by the board of directors.

    The Board of Directors recommends that the shareholders vote "FOR" the amendment to the 2000 Employee Stock Purchase Plan to increase the number of shares of common stock subject to the plan from 333,333 to 400,000.

PROPOSAL 4:  RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    On December 11, 2000, the Audit Committee of the Board of Directors appointed KPMG LLP to act as our independent accountants for the period ending December 31, 2001. This appointment was approved by the Board of Directors on January 23, 2001. Representatives of KPMG LLP will be in attendance at the Annual Meeting and will be given the opportunity to make a statement if they wish to do so and will be available to respond to appropriate questions.

    The Board of Directors recommends that the shareholders vote "FOR" the ratification of KPMG LLP as Corillian's independent accountants for the year ending December 31, 2001.

SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

    Shareholder proposals to be presented at the 2002 Annual Meeting of Shareholders must be received at Corillian's principal executive offices no later than December 8, 2001 in order to be included in Corillian's proxy statement and form of proxy relating to that meeting.

    According to Corillian's Bylaws, for business to be properly brought before the 2002 Annual Meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary. To be timely, a shareholder's notice must be delivered to or mailed and received at Corillian's principal executive offices not less than 60 days nor more than 90 days prior to the date of the 2002 Annual Meeting; provided, that in the event that less than 70 days' notice of the date of the 2002 Annual Meeting is given to the shareholders, notice by the shareholder, to be timely, must be so received not later than the close of business on the seventh day following the day on which such notice of the date of the meeting was mailed.

    If Corillian receives proper notice of a shareholder proposal pursuant to Corillian's Bylaws, and such notice is not received a reasonable time prior to mailing by Corillian of its proxy materials for Corillian's 2002 Annual Meeting of Shareholders, Corillian believes that its proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.

    CORILLIAN'S 2000 ANNUAL REPORT TO SHAREHOLDERS ACCOMPANIES THESE MATERIALS. COPIES OF CORILLIAN'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 MAY BE OBTAINED FROM CORILLIAN WITHOUT CHARGE UPON WRITTEN REQUEST TO CORILLIAN. REQUESTS SHOULD BE DIRECTED TO THE SECRETARY, CORILLIAN CORPORATION, 3400 NW JOHN OLSEN PLACE, HILLSBORO, OREGON 97124.

Sincerely,

Vice Chairman and Chief Executive Officer Portland, Oregon April 6, 2001

APPENDIX A

AUDIT COMMITTEE CHARTER

  I.  GENERAL FUNCTIONS, AUTHORITY, AND ROLE

    The audit committee is a committee of the board of directors. Its primary function shall be to assist the board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the shareholders and others, the systems of internal controls that management and the board of directors have established, and the company's audit process.

    The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. In connection with such investigations or otherwise in the course of fulfilling its responsibilities under this charter, the audit committee shall have the authority to retain special legal, accounting, or other consultants to advise it, and may request any officer or employee of the company, its outside legal counsel or outside auditor to attend a meeting of the audit committee or to meet with any members of, or consultants to, the audit committee.

    The company's outside auditor shall be accountable to the board of directors and to the audit committee, and the board of directors and audit committee shall have the authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor. In the course of fulfilling its specific responsibilities hereunder, the audit committee shall strive to maintain an open avenue of communication between the company's outside auditor and the board of directors.

    The responsibilities of a member of the audit committee shall be in addition to such member's duties as a member of the board of directors.

    While the audit committee shall have the responsibilities and powers set forth in this charter, it shall not be the duty of the audit committee to plan or conduct audits or to determine whether the company's financial statements are complete, accurate, or in accordance with generally accepted accounting principles. These are the responsibilities of management and the outside auditor. Nor shall it be the duty of the audit committee to conduct investigations, to resolve disagreements, if any, between management and the outside auditor, or to assure compliance with laws and regulations or the company's own policies or code of conduct.

  II.  MEMBERSHIP

    The membership of the audit committee shall consist of at least three members of the board of directors who shall serve at the pleasure of the board of directors. The membership of the audit committee shall meet the independence and financial literacy and experience requirements of The Nasdaq Stock Market, Inc. or similar requirements of such other securities exchange or quotation system as may from time to time apply to the company.

    Audit committee members and the committee chair shall be designated by the full board of directors upon the recommendation of the nominating committee.

  III.  RESPONSIBILITIES

    The responsibilities of the audit committee shall be as follows:

  A.  GENERAL

    1.  Meet at least twice per year, or more frequently as circumstances or the obligations of the audit committee require.

    2.  Report audit committee actions to the board of directors with such recommendations as the committee may deem appropriate.

    3.  Annually review and reassess the adequacy of this charter and submit it to the board of directors for approval.

    4.  Perform such functions as may be assigned by law, the company's certificate of incorporation or bylaws, or the board of directors.

  B.  OUTSIDE AUDITOR

    1.  As necessary, consider with management and the outside auditor the rationale for employing audit firms other than the principal outside auditor.

    2.  Recommend to the board of directors the outside auditor to be nominated, approve the compensation of the outside auditor, and, as necessary, review and approve the discharge of the outside auditor.

    3.  Take reasonable steps to confirm the independence of the outside auditor, which shall include (a) ensuring receipt from the outside auditor a formal written statement delineating all relationships between the outside auditor and the company, consistent with Independence Standards Board Standard No. 1, (b) discussing with the outside auditor any disclosed relationships or services that may affect the objectivity and independence of the outside auditor, and (c) as necessary, taking, or recommending that the board of directors take, appropriate action to oversee the independence of the outside auditor.

  C.  AUDIT PROCESS AND RESULTS

    1.  Consider, in consultation with the outside auditor, the audit scope and plan of the internal auditors and the outside auditor.

    2.  Review with the outside auditor the coordination of the audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

    3.  Consider and review with the outside auditor:

      a.  The adequacy of the company's internal controls including computerized information system controls and security.

      b.  Any related significant findings and recommendations of the outside auditor together with management's responses thereto.

      c.  The matters required to be discussed by Statement on Auditing Standards No. 61, as the same may be modified and supplemented from time to time.

    4.  Review and discuss with management and the outside auditor at the completion of the annual examination:

      a.  The company's audited financial statements and related footnotes.

      b.  The outside auditor's audit of the financial statements and their report thereon.

      c.  Any significant changes required in the outside auditor's audit plan.

      d.  Any serious difficulties or disputes with management encountered during the course of the audit.

      e.  Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

    5.  Consider and review with management:

      a.  Significant findings during the year and management's responses thereto.

      b.  Any difficulties encountered in the course of the outside auditor's audits, including any restrictions on the scope of their work or access to required information.

      c.  Any changes required in the planned scope of the audit plan.

    6.  Inquire of management and the outside auditor about significant risks or exposures and assess the steps management has taken to minimize such risks to the company.

    7.  Meet with the outside auditor and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

  D.  SECURITIES AND EXCHANGE COMMISSION FILINGS

    1.  Review filings with the Securities and Exchange Commission and other published documents containing the company's financial statements.

    2.  Review with management and the outside auditor the interim financial reports before they are released to the public or filed with the Securities and Exchange Commission.

    Review with management and the outside auditor the draft of the quarterly earnings release and the results of the auditor's interim or annual review before they are released to the public or filed with the Securities and Exchange Commission or other regulators.

    3.  Prepare the report required by the rules of the Securities and Exchange Commission to be included in the company's annual proxy statement.

  E.  INTERNAL CONTROLS AND LEGAL MATTERS

    1.  Review the company's policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the outside auditor.

    2.  Review legal and regulatory matters that may have a material impact on the financial statements and review related company compliance policies.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 8, 2001
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Steven Sipowicz, Ted F. Spooner and Alex P. Hart, and each of them, as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Corillian Corporation held of record by the undersigned on March 16, 2001, at the Annual Meeting of Shareholders to be held on May 8, 2001 or at any adjournment thereof.

(Continued, and to be signed on the other side)

/*\ FOLD AND DETACH HERE /*\

Please mark your votes as indicated in this example	/x/

1.	Election of Directors. Election of the following nominees to serve as directors each for a three-year term or until his or her successor is duly elected.							FOR	AGAINST	ABSTAIN
(a) (b) (c)	Andrew Ian White Robert G. Barrett Alex P. Hart	FOR all nominees	/ /	WITHHOLD AUTHORITY to vote for all nominees	/ /	2.
							Amendment of 2000 Stock Incentive Compensation Plan. Amend the 2000 Stock Incentive Compensation Plan to increase the number of shares authorized to be issued pursuant to the plan from 4,000,000 to 5,000,000.	/ /	/ /	/ /
								FOR	AGAINST	ABSTAIN
		To withhold authority to vote for any nominee strike a line through the nominees name.				3.	Amendment of 2000 Employee Stock Purchase Plan. Amend the 2000 Employee Stock Purchase Plan to increase the number of shares authorized to be issued pursuant to the plan from 333,333 to 400,000.	/ /	/ /	/ /
								FOR	AGAINST	ABSTAIN
						4.	Ratification of Independent Public Accountants. Ratify the selection of KPMG LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.	/ /	/ /	/ /

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH NOMINEE IN ITEM 1 AND "FOR" ITEM 2, ITEM 3 AND ITEM 4.

Please sign below exactly as your name appears on your stock certificate. When shares are held jointly, each person should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. An authorized person should sign on behalf of corporations, partnerships and associations and give his or her title.
Signature	Signature	Dated
YOUR VOTE IS IMPORTANT. PROMPT RETURN OF THIS PROXY CARD WILL HELP SAVE THE EXPENSE OF ADDITIONAL SOLICITATION EFFORTS.

/*\ FOLD AND DETACH HERE /*\

QuickLinks

PROXY STATEMENT FOR 2001 ANNUAL MEETING OF SHAREHOLDERS
PROPOSAL 1: ELECTION OF DIRECTORS
Summary Compensation Table
Option Grants in 2000
Aggregate Option Exercises in 2000 and Year-End Option Values
COMPARISON OF TOTAL CUMULATIVE SHAREHOLDER RETURN
Total Shareholder Return
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 2: INCREASE IN NUMBER OF SHARES SUBJECT TO THE 2000 STOCK INCENTIVE COMPENSATION PLAN FROM 4,000,000 TO 5,000,000
PROPOSAL 3: INCREASE IN NUMBER OF SHARES SUBJECT TO THE 2000 EMPLOYEE STOCK PURCHASE PLAN FROM 333,333 TO 400,000
PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING
APPENDIX A AUDIT COMMITTEE CHARTER